Exhibit 10.1

FIRST AMENDMENT TO DEVELOPMENT COLLABORATION

AND EXCLUSIVE LICENSE AGREEMENT

This First Amendment to Development Collaboration and Exclusive License Agreement (this “Amendment”) is made and entered into as of July 18, 2019 (the “Amendment Effective Date”) by and between Molecular Templates, Inc., a Delaware corporation, having its principal place of business at 9301 Amberglen Boulevard, Suite 100, Austin, TX 78729 (“MTEM”), and Millennium Pharmaceuticals, Inc., a Delaware corporation and a wholly-owned subsidiary of Takeda Pharmaceutical Company Limited, having its principal place of business at 40 Landsdowne Street, Cambridge, MA 02139 (“Takeda”). MTEM and Takeda may be referred to herein collectively as the “Parties” and individually as a “Party.”

RECITALS

WHEREAS, MTEM and Takeda entered into that certain Development Collaboration and Exclusive License Agreement dated as of September 18, 2018 (the “Agreement”);

WHEREAS, MTEM and Takeda have agreed that MTEM may exercise the Co-Development Option (as defined below) at any time, and the Parties wish to amend the Agreement to clarify certain provisions relating to MTEM’s exercise of the Co-Development Option; and

WHEREAS, there was a drafting error in one of the milestone provisions of the Agreement that the Parties wish to correct.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.All capitalized terms used in this Amendment and not otherwise defined herein shall have the same meaning as defined in the Agreement.

2.The sixth recital in the Agreement is hereby amended to delete the word, “thereafter.”

3.Section 1.1.28 of the Agreement (definition of “Co-Development Period”) is hereby amended by adding the following proviso at the end of such Section:

“; provided, however, if MTEM exercises the Co-Development Option prior to completion of the Early Stage Program and provides a Co-Development Termination Notice prior to completion of the Early Stage Program, the Co-Development Period shall remain in effect and shall end upon completion of the Early Stage Program.”

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4.The first sentence of Section 2.1.2(a) of the Agreement is hereby amended by deleting such sentence and replacing it in its entirety with the following:

“Upon Takeda’s election, but in no case later than [***] following completion (as described in the Early Stage Program Plan) of the Early Stage Program Plan, Takeda shall deliver the Post Phase la Program Plan to MTEM.”

5.Section 2.1.2(b)(i) of the Agreement is hereby amended by deleting such Section and replacing it in its entirety with the following:

“Subject to the provisions of this Agreement, in addition to MTEM’s rights and obligations hereunder with respect to the Early Stage Program, Takeda grants to MTEM an option to continue to Co-Develop the Licensed Products that are under Development in accordance with this Agreement during and after the Post Phase Ia Program, as further set forth herein (“Co-Development Option”). For clarity, MTEM’s rights and obligations under the Co-Development Option shall extend to any or all Licensed Products that are Developed under this Agreement during the Term. If MTEM desires to exercise its Co-Development Option, then it shall do so by written notice to Takeda at any time during the period from the Effective Date to the date that is [***] after Takeda delivers the Post Phase Ia Program Plan to MTEM as set forth in Section 2.1.2(a), provided, however, that MTEM may not exercise its Co-Development Option unless it has paid all Co-Development Costs that have come due pursuant to this Agreement as of the date of such election.”

6.The first sentence of Section 2.1.2(b)(ii) of the Agreement is hereby amended by deleting such sentence and replacing it in its entirety with the following:

“If MTEM exercises the Co-Development Option, then [***], at the beginning of[***], commencing [***], the Joint Steering Committee or designated subcommittee shall prepare an updated Post Phase Ia Program Plan that covers future Development and Commercialization of Licensed Product(s) with a [***] detailed projection on costs and activities for MTEM’s budgeting process.”

7.Section 5.2 of the Agreement is hereby amended by deleting such Section and replacing it in its entirety with the following:

“Without limitation to MTEM’s obligations under Section 3.9, at Takeda’s request, for each Licensed Product, MTEM shall, at MTEM’s and Takeda’s expense (50:50) prior to the end of the Co-Development Termination Notice Period (subject to a mutually agreed reasonable budget with internal time to be calculated on an FTE basis based on a rate that reflects MTEM's actual costs for such FTE) and thereafter at Takeda’s expense, transfer the Manufacturing process for such Licensed Product and any CD38 SLT-A Fusion Proteins and components thereof to Takeda or any of Takeda’s designees (each, a “Technology Recipient”) as set forth in this Section 5.2, which transfer or transfers will

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comprise all necessary and available Know-How, documentation, methods, reagents, processes and other components to enable Takeda or any of Takeda’s designees to independently Manufacture Licensed Products (each such transfer, a “Technology Transfer”).  The Parties contemplate that there may be more than one Technology Transfer. After any Technology Transfer, the Parties contemplate, including pursuant to Section 5.3 hereof, that MTEM may continue to assist Takeda and provide clinical supplies to Takeda pursuant to the Supply Agreement.”

8.	Section 5.2.6 of the Agreement is hereby amended by deleting such Section and replacing it in its entirety with the following:

“Takeda and MTEM shall share the reasonable, out-of-pocket costs and expenses incurred in the performance of MTEM’s activities under this Section 5.2 (in which case such amounts paid shall be included as Co-Development Costs), unless the applicable Technology Transfer is a response by Takeda to a material breach by MTEM of its supply obligations hereunder that is not cured by MTEM pursuant to this Agreement, in which case MTEM shall bear all of its own costs and expenses for the performance of its activities under this Section 5.2.”

9.Section 6.5.2 of the Agreement is hereby amended by deleting such Section and replacing it in its entirety with the following:

“Subject to Section 6.5.3, if MTEM has exercised the Co-Development Option in accordance with Section 2.1.2(b), MTEM and Takeda shall [***] of the Co-Development Costs with respect to the Post Phase Ia Program (whether incurred by MTEM or Takeda or their respective Affiliates, licensees, or Sublicensees), subject to Section 2.1.2(b) and Article IV, until, in the case of the delivery of a Co-Development  Termination Notice pursuant to this Section 6.5.2, the effective date of termination of MTEM’s Co-Development Option as provided in this Section 6.5.2. If, at any point after MTEM’s exercise of the Co-Development Option, MTEM elects to end its Co-Development hereunder, it may do so by providing Takeda with written notice of termination (the “Co-Development Termination Notice”). Upon MTEM’s delivery of a Co-Development Termination Notice, the effective date of termination of MTEM’s Co-Development Option shall be as follows: (a) if MTEM has exercised the Co-Development Option in accordance with Section 2.1.2(b) prior to Takeda’s delivery of the Post Phase Ia Program Plan to MTEM pursuant to Section 2.1.2(a) and if MTEM provides the Co-Development Termination Notice on or before the date that is [***] after Takeda’s delivery of the Post Phase Ia Program Plan to MTEM, then the effective date of termination of MTEM’s Co-Development Option shall be the date of the Co-Development Termination Notice; (b) if MTEM has exercised the Co-Development Option in accordance with Section 2.1.2(b) prior to Takeda’s delivery of the Post Phase Ia Program Plan to MTEM pursuant to Section 2.1.2(a) and if MTEM provides the Co-Development Termination Notice after the date that is [***] after Takeda’s delivery of the Post Phase Ia Program Plan to MTEM, then the

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effective date of termination of MTEM’s Co-Development Option shall be the date that is [***] after the date of the Co-Development Termination Notice; or (c) if MTEM has exercised the Co-Development Option in accordance with Section 2.1.2(b) after Takeda’s delivery of the Post Phase Ia Program Plan to MTEM pursuant to Section 2.1.2(a), then the effective date of termination of MTEM’s Co-Development Option shall be the date that is [***] after the date of the Co-Development Termination Notice. As used throughout this Agreement, the term “Co-Development Termination Notice Period” (and the phrases “end of the Co-Development Termination Notice Period” or “through the Co-Development Termination Notice Period”) shall mean the period ending on the effective date of termination of MTEM’s Co-Development Option as provided in the preceding clauses (a), (b) and (c) (i.e., the effective date of termination referenced in clause (a) or the expiration of the [***] period referenced in clause (b) or clause (c), as applicable). MTEM shall continue to be responsible for [***] of the Co-Development Costs incurred prior to the end of the Co-Development Termination Notice Period in accordance with this Section 6.5.2 and, if MTEM provides the Co-Development Termination Notice before completion of the Early Stage Program, MTEM shall continue to be responsible for [***] of the Co-Development Costs with respect to the Early Stage Program in accordance with Section 6.5.1. MTEM shall not be obligated to pay for any Co-Development Costs incurred after the end of the Co-Development Termination Notice Period except, if applicable, any Co-Development Costs with respect to the Early Stage Program if incurred after the end of the Co-Development Termination Notice Period.  For the avoidance of doubt, MTEM’s delivery of a Co-Development Termination Notice shall not terminate or otherwise alter MTEM’s obligation to fund [***] of the Co-Development Costs with respect to the Early Stage Program in accordance with Section 6.5.1 (if any after the end of the Co-Development Termination Notice Period) and, notwithstanding MTEM’s delivery of a Co-Development Termination Notice, if delivered prior to the end of the Early Stage Program, the Co-Development Period shall remain in effect and shall end upon completion of the Early Stage Program.  Effective as of the end of Co-Development Termination Notice Period, Takeda’s milestone obligations under this Article VI shall be reduced to the lower amounts in Column 1 of each applicable table (as if MTEM had not exercised its Co-Development Option), and Takeda shall continue to be obligated to pay royalties at the higher rate set forth in Column 2 of the table in Section 6.4 until the amount of royalties paid to MTEM by Takeda equals, in the aggregate, the MTEM Co-Development Cost Amount (the “Transition Point”), after which, Takeda shall pay royalties at the lower rate set forth in Column I of the table in Section 6.4

10.The Milestone Event set forth in milestone number 16 in Section 6.2 is hereby amended by deleting it and replacing it in its entirety with the following:

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11.Each Party hereby represents and warrants to the other that it has the corporate power and authority to enter into this Amendment and this Amendment constitutes a legal, valid and binding obligation, enforceable against such Party in accordance with its terms.

12.This Amendment shall be effective on the Amendment Effective Date.

13.Except as expressly modified by this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.  To the extent that there are any inconsistencies between this Amendment and the Agreement, the terms of this Amendment shall govern and shall supersede the Agreement.

14.This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Each Party may execute this Amendment by facsimile transmission or in Adobe™ Portable Document Format (PDF) sent by electronic mail.  Facsimile or PDF signatures of authorized signatories of the Parties will be deemed to be original signatures, will be valid and binding upon the Parties, and, upon delivery, will constitute due execution of this Amendment.

[Signature Page Follows]

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In Witness Whereof, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

MOLECULAR TEMPLATES, INC.

By:/s/ Eric Poma
Name:Eric Poma
Title: CEO

MILLENNIUM PHARMACEUTICALS, INC.

By: /s/ Teresa Bitetti
Name:Teresa Bitetti
Title:President

6

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